AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO THE CREDIT AGREEMENT AND PARENT JOINDER AGREEMENT (this “Amendment”), dated as of June 6, 2016, among BLUE BIRD CORPORATION (f/k/a Hennessy Capital Acquisition Corp.), a Delaware corporation (the “Parent”), BLUE BIRD BODY COMPANY, a Georgia corporation (the “Borrower”), each Lender party hereto and Société Générale (acting through one or more of its branches or any Affiliate thereof, collectively, “SG”), as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement referred to below.
PRELIMINARY STATEMENTS:
WHEREAS, Parent, the Borrower, certain of their Affiliates, the Lenders party thereto and SG, as Administrative Agent, entered into that certain Credit Agreement, dated as of June 27, 2014 (as amended by Amendment No. 1 to Credit Agreement and Parent Joinder Agreement, dated as of September 28, 2015, and as it may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Cerberus Capital Management L.P., Oak Hill Advisors, L.P. and their respective Control Investment Affiliates (collectively, the “Sellers”) intend to transfer (the “Sponsor Transfer”) all of the Equity Interests of Holdings owned by Sellers to American Securities, LLC and/or its Control Investment Affiliates (collectively, the “Buyers”); and

WHEREAS, in connection with the Sponsor Transfer, the Borrower wishes to effect an amendment to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the Borrower, the Parent, the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

SECTION 1.Amendment to the Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date, hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

“Cerberus” means Cerberus Capital Management L.P. and its Control Investment Affiliates.
“Existing Sponsors” means, collectively, Cerberus and Oak Hill; and “Existing Sponsor” means each of them, individually.
“New Sponsor” means American Securities, LLC and its Control Investment Affiliates
“Oak Hill” means Oak Hill Advisors, L.P. and its Control Investment Affiliates.
“Sponsor Transfer Date” means the first date that all of the Equity Interests of Holdings owned by the Existing Sponsors have been transferred to the New Sponsor.
(b)The definition of “Sponsors” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Sponsors” means (i) prior to the Sponsor Transfer Date, collectively, the Existing Sponsors and the New Sponsor and (ii) from and after the Sponsor Transfer Date, the New Sponsor; and “Sponsor” means each of them, individually.
SECTION 2.Conditions to Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 2 Effective Date”) when, and only when, each of the following conditions have been satisfied or waived in accordance with the terms therein:

(a)The Administrative Agent shall have received counterparts of this Amendment executed by (i) the Administrative Agent, (ii) the Borrower, (iii) the Parent and (iv) the Required Lenders;

(b)The Borrower shall have paid (i) for the account, without duplication, of each Lender that has returned an executed signature page to this Amendment (each such Lender, a “Consenting Lender”) at or prior to 5:00 pm (New York City time) on June 3, 2016, fees in the amount equal to 0.25% of the sum of such Consenting Lender’s (x) principal amount of outstanding Term Loans, in the case of a Term Lender, and (y) Revolving Commitments in the case of a Revolving Lender, in each case, as in effect immediately prior to the Amendment No. 2 Effective Date and (ii) all reasonable and documented out-of-pocket fees and expenses (limited to, with respect to legal fees and costs, the reasonable and documented out-of-pocket fees and expenses of Paul Hastings LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Loan Documents;

(c)(i) The representations and warranties of the Parent, the Borrower and each other Loan Party contained in this Amendment or any other Loan Document shall be true and correct in all material respects prior to and after giving effect to this Amendment and the transactions contemplated herein; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; (ii) no Default or Event of Default shall exist, or would result from (x) the consummation of the Sponsor Transfer or (y) the amendments to the Credit Agreement contemplated hereby, and the other transactions contemplated hereby; and

(d)the Administrative Agent shall have received a certificate dated as of the Amendment No. 2 Effective Date and executed by a Responsible Officer of the Borrower as to the matters set forth in Section 2(c) of this Amendment.

For purposes of determining compliance with the conditions specified in this Section 2, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Lender prior to the Amendment No. 2 Effective Date specifying its objection thereto.
SECTION 3.Representations and Warranties. (a) Each of the Borrower and the Parent hereby represents and warrants, on and as of the Amendment No. 2 Effective Date, each on behalf of itself and the other Loan Parties, that the representations and warranties contained in the Loan Documents are true and correct in all material respects on and as of the Amendment No. 2 Effective Date, before and after giving effect to this Amendment, as though made on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects as of such respective dates.

(a)Each of the Borrower and the Parent represents and warrants, on and as of the Amendment No. 2 Effective Date, that: (i) it has the requisite power to execute and deliver this Amendment, and all corporate or other action required to be taken by it for the due and proper authorization, execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby has been duly and validly taken; (ii) this Amendment has been duly authorized, executed and delivered by it; and (iii) no order, consent, approval, license, authorization or validation of or filing, recording or registration or exemption by or any other action by any Governmental Authority is or will be required in connection with the execution and delivery of this Amendment.

(b)Each of the Borrower and the Parent hereby represents and warrants, on and as of the Amendment No. 2 Effective Date, each on behalf of itself, each Intermediate Parent and their respective Restricted Subsidiaries, that the Sponsor Transfer (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except (x) such as have been obtained or made and are in full force and effect or (y) for consents, approvals, registrations, filings or other actions the failure to make or obtain would not reasonably be expected to be adverse in any material respect to the rights of the Administrative Agent or the Lenders, (ii) will not violate (x) the Organizational Documents of, or (y) any Requirements of Law applicable to, the Parent, the Borrower, any Intermediate Parent or any Restricted Subsidiary, (iii) will not violate or result in a default under any indenture or other material agreement or instrument binding upon the Parent, the Borrower, any Intermediate Parent or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Parent, the Borrower, any Intermediate Parent or any Restricted Subsidiary, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder except (in the case of each of clauses (ii)(y) and (iii) to the extent that such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and (iv) will not result in the creation or imposition of any Lien on any asset of the Parent, the Borrower, any Intermediate Parent or any Restricted Subsidiary.

(c)Each of the Borrower and the Parent hereby represents and warrants that both immediately before and after giving effect to the Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default or would result therefrom.

SECTION 4.Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)On and after the effectiveness of this Amendment, each reference in the Credit Agreement and the other Loan Documents to “this Amendment”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement or such other Loan Document shall mean and be a reference to the Credit Agreement or such Loan Document as amended by this Amendment.

(b)The Credit Agreement and each other Loan Document as specifically amended by this Amendment are and shall continue to be in full force and effect and are hereby in all respects ratified, consented to and confirmed. This Amendment shall be a “Loan Document” for purposes of the definition thereof in the Credit Agreement and the other Loan Documents.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document.

SECTION 5.Expenses. Each of the Borrower and the Parent hereby reconfirms its respective obligations pursuant to Section 9.03 (and subject to any limitations set forth therein) of the Credit Agreement to pay the reasonable and documented or invoiced out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment.

SECTION 6.Loan Document. The parties hereto acknowledge and agree that this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by email, telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9.Headings. Section headings are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 10.Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired hereby.

SECTION 11.Notices; Successors; Waiver of Jury Trial. All communications and notices hereunder shall be given as provided in the Credit Agreement. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective Responsible Officers as of the date first above written.

BLUE BIRD BODY COMPANY,
as the Borrower

By: /s/ Paul Yousif
Name: Paul Yousif
Title: VP of Legal Affairs & Treasurer

BLUE BIRD CORPORATION, as Parent

By: /s/ Paul Yousif
Name: Paul Yousif
Title: VP of Legal Affairs & Treasurery

Société Générale,
as Administrative Agent

By: /s/ Carol E. Radice
Name: Carol E. Radice
Title: Director

Société Générale,
as a Lender

By: /s/ Carol E. Radice
Name: Carol E. Radice
Title: Director

[Blue Bird - Amendment No. 2 - Signature Page]

BlueMountain CLO 2012-2 Ltd, as a Lender
By: BlueMountain Capital Management, LLC, its Collateral Manager,

By:	/s/ Alison McDevitt
Name:	Alison McDevitt
Title:	Loan Trade Support Manager

BlueMountain CLO 2013-1 Ltd, as a Lender
By: BlueMountain Capital Management, LLC, its Collateral Manager,

By:	/s/ Alison McDevitt
Name:	Alison McDevitt
Title:	Loan Trade Support Manager

BlueMountain CLO 2014-1 Ltd, as a Lender
By: BlueMountain Capital Management, LLC, its Collateral Manager,

By:	/s/ Alison McDevitt
Name:	Alison McDevitt
Title:	Loan Trade Support Manager

BlueMountain CLO 2014-2 Ltd, as a Lender
By: BlueMountain Capital Management, LLC, its Collateral Manager,

By:	/s/ Alison McDevitt
Name:	Alison McDevitt
Title:	Loan Trade Support Manager

BlueMountain CLO 2014-3 Ltd, as a Lender
By: BlueMountain Capital Management, LLC, its Collateral Manager,

By:	/s/ Alison McDevitt
Name:	Alison McDevitt
Title:	Loan Trade Support Manager

[Blue Bird - Amendment No. 2 - Signature Page]

BlueMountain CLO 2014-4 Ltd, as a Lender
By: BlueMountain Capital Management, LLC, its Collateral Manager,

By:	/s/ Alison McDevitt
Name:	Alison McDevitt
Title:	Loan Trade Support Manager

BlueMountain CLO 2015-1 Ltd, as a Lender
By: BlueMountain Capital Management, LLC, its Collateral Manager,

By:	/s/ Alison McDevitt
Name:	Alison McDevitt
Title:	Loan Trade Support Manager

BlueMountain CLO 2015-2 Ltd, as a Lender
By: BlueMountain Capital Management, LLC, its Collateral Manager,

By:	/s/ Alison McDevitt
Name:	Alison McDevitt
Title:	Loan Trade Support Manager

BlueMountain CLO 2015-4 Ltd, as a Lender
By: BlueMountain Capital Management, LLC, its Collateral Manager,

By:	/s/ Alison McDevitt
Name:	Alison McDevitt
Title:	Loan Trade Support Manager

BlueMountain CLO 2016-1 Ltd, as a Lender
By: BlueMountain Capital Management, LLC, its Collateral Manager,

By:	/s/ Alison McDevitt
Name:	Alison McDevitt
Title:	Loan Trade Support Manager

[Blue Bird - Amendment No. 2 - Signature Page]

Crown Point CLO II Ltd., as a Lender

By:	/s/ John D'Angelo
Name:	John D'Angelo
Title:	Sr. Portfolio Manager

Crown Point CLO Ltd., as a Lender

By:	/s/ John D'Angelo
Name:	John D'Angelo
Title:	Sr. Portfolio Manager

Cedar Creek CLO Ltd., as a Lender

By:	/s/ Bryan S. Higgins
Name:	Bryan S. Higgins
Title:	Authorized Signor

Silver Creek CLO Ltd., as a Lender

By:	/s/ Bryan S. Higgins
Name:	Bryan S. Higgins
Title:	Authorized Signor

Sugar Creek CLO Ltd., as a Lender

By:	/s/ Bryan S. Higgins
Name:	Bryan S. Higgins
Title:	Authorized Signor

Mill Creek CLO II Ltd., as a Lender

By:	/s/ Bryan S. Higgins
Name:	Bryan S. Higgins
Title:	Manager

[Blue Bird - Amendment No. 2 - Signature Page]

Kingsland VI, as a Lender
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

Kingsland VII, as a Lender
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

ZAIS CLO 1, Limited, as a Lender
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

ZAIS CLO 2, Limited, as a Lender
ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

ZAIS CLO 3, Limited, as a Lender
ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

[Blue Bird - Amendment No. 2 - Signature Page]

ZAIS CLO 4, Limited, as a Lender

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	Managing Director

Fifth Third Bank, as a Lender

By:	/s/ Laird Boulden
Name:	Laird Boulden
Title:	Officer

GLG Ore Hill CLO 2013-1 Ltd., as a Lender

By:	/s/ Richard F. Kurth
Name:	Richard F. Kurth
Title:	Managing Director

Hull Street CLO, Ltd., as a Lender

By:	/s/ Scott D'Orsi
Name:	Scott D'Orsi
Title:	Portfolio Manager

Anchorage CLO 2012-1, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Sean Gallahue
Name:	Sean Gallahue
Title:	Authorized Signatory

Anchorage CLO 2013-1, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Sean Gallahue
Name:	Sean Gallahue
Title:	Authorized Signatory

[Blue Bird - Amendment No. 2 - Signature Page]

Anchorage Capital CLO 3, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Sean Gallahue
Name:	Sean Gallahue
Title:	Authorized Signatory

Anchorage Capital CLO 4, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Sean Gallahue
Name:	Sean Gallahue
Title:	Authorized Signatory

Anchorage Capital CLO 5, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Sean Gallahue
Name:	Sean Gallahue
Title:	Authorized Signatory

Anchorage Capital CLO 6, Ltd., as a Lender
By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Sean Gallahue
Name:	Sean Gallahue
Title:	Authorized Signatory

Axis Reinsurance Company, as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

[Blue Bird - Amendment No. 2 - Signature Page]

Bridgeport CLO II Ltd., as a Lender
By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

CIFC Funding 2007-III, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

CIFC Funding 2012-I, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

CIFC Funding 2012-II, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

CIFC Funding 2012-III, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

[Blue Bird - Amendment No. 2 - Signature Page]

CIFC Funding 2013-I, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

CIFC Funding 2013-II, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

CIFC Funding 2013-III, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

CIFC Funding 2013-IV, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

CIFC Funding 2014, Ltd., as a Lender
By: CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

[Blue Bird - Amendment No. 2 - Signature Page]

CIFC Funding 2014-II, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

CIFC Funding 2014-III, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

CIFC Funding 2014-IV, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

CIFC Funding 2014-V, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

CIFC Funding 2015-I, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

[Blue Bird - Amendment No. 2 - Signature Page]

CIFC Funding 2015-II, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

CIFC Funding 2015-IV, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

CIFC Funding 2015-V, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

CIFC Loan Opportunity Fund, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Senior Investment Analyst

Primus CLO II, Ltd., as a Lender
By: CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Elizabeth Chow
Name:	Elizabeth Chow
Title:	Authorized Signatory

[Blue Bird - Amendment No. 2 - Signature Page]

HMS Funding I LLC, as a Lender
By: HMS Income Fund, Inc., Its Designated Manager

By:	/s/ Alejandro Palomo
Name:	Alejandro Palomo
Title:	Authorized Agent

MAIN STREET CAPITAL CORPORATION, as a Lender

By:	/s/ Nick Meserve
Name:	Nick Meserve
Title:	Managing Director

Bayside Small Cap Senior Loans III SPV, LLC, as a Lender
By: H.I.G. WhiteHorse Capital, LLC, its Designated Manager

By:	/s/ Richard Siegel
Name:	Richard Siegel
Title:	Authorized Signatory

Bayside Small Cap Senior Loans IV SPV, LLC, as a Lender
By: H.I.G. WhiteHorse Capital, LLC, its Designated Manager

By:	/s/ Richard Siegel
Name:	Richard Siegel
Title:	Authorized Signatory

WhiteHorse IX, Ltd., as a Lender
By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager

[Blue Bird - Amendment No. 2 - Signature Page]

WhiteHorse X, Ltd., as a Lender
By: H.I.G. WhiteHorse Capital, LLC
As: Collateral Manager

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager

PennantPark Floating Rate Funding I, LLC, as a Lender
PennantPark Floating Rate Capital Ltd., as a Designated Manager

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

TELOS CLO 2013-3, Ltd., as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name:	Jonathan Tepper
Title:	Managing Director

TELOS CLO 2013-4, Ltd., as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name:	Jonathan Tepper
Title:	Managing Director

TELOS CLO 2014-5, Ltd., as a Lender
By: Telos Asset Management, LLC

By:	/s/ Jonathan Tepper
Name:	Jonathan Tepper
Title:	Managing Director

[Blue Bird - Amendment No. 2 - Signature Page]

TELOS CLO 2014-6, Ltd., as a Lender

By:	/s/ Jonathan Tepper
Name:	Jonathan Tepper
Title:	Managing Director

Telos COF I, LLC, as a Lender
By: Telos Asset Management LLC as Servicer

By:	/s/ Jonathan Tepper
Name:	Jonathan Tepper
Title:	Managing Director

Steele Creek CLO 2014-1, LTD., as a Lender
By: Steele Creek Investment Management LLC

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

Steele Creek CLO 2015-1, LTD., as a Lender

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

Steele Creek CLO 2016-1, LTD., as a Lender

By:	/s/ Alan DeKeukelaere
Name:	Alan DeKeukelaere
Title:	Senior Research Analyst

[Blue Bird - Amendment No. 2 - Signature Page]

MIHI LLC, as a Lender

By:	/s/ Ayesha Farooqi
Name:	Ayesha Farooqi
Title:	Authorized Signatory

By:	/s/ J. Andrew Underwood
Name:	J. Andrew Underwood
Title:	Authorized Signatory

WebBank as a Lender

By:	/s/ Kelly M. Barnett
Name:	Kelly M. Barnett
Title:	President

NFIC SPV LLC, as a Lender

By:	/s/ Mark Tamburello
Name:	Mark Tamburello
Title:	VP

Carlyle GMS Finance SPV LLC, as a Lender

By:	/s/ Mark Tamburello
Name:	Mark Tamburello
Title:	VP

Carlyle GMS Finance MM CLO 2015-1 LLC, as a Lender

By:	/s/ Mark Tamburello
Name:	Mark Tamburello
Title:	VP

Carlyle Global Market Strategies CLO 2012-1, Ltd., as a Lender

[Blue Bird - Amendment No. 2 - Signature Page]

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2012-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2012-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2012-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2013-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2013-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2013-3, Ltd., as a Lender

By:	/s/ Linda Pace

[Blue Bird - Amendment No. 2 - Signature Page]

Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Carlyle Global Market Strategies CLO 2014-5, Ltd., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

OFSI Fund V, Ltd.
By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Maureen S. Ault
Name:	Maureen S. Ault
Title:	Director

OFSI Fund VI, Ltd.
By: OFS Capital Management, LLC
Its: Collateral Manager

[Blue Bird - Amendment No. 2 - Signature Page]

By:	/s/ Maureen S. Ault
Name:	Maureen S. Ault
Title:	Director
OFSI Fund VII, Ltd.
By: OFS Capital Management, LLC
Its: Collateral Manager

By:	/s/ Maureen S. Ault
Name:	Maureen S. Ault
Title:	Director

Citi Loan Funding CGMS LLC, as a Lender
By: Citibank, N.A.

By:	/s/ Mitesh Bhakta
Name:	Mitesh Bhakta
Title:	Associate Director

[Blue Bird - Amendment No. 2 - Signature Page]